Exhibit 10.95
Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
This Statement of Work #4 (“SOW”) #4905RL2050 adopts and incorporates by reference the terms and conditions of Goods Agreement, as amended, # ROC-P-68 (“GA”) between International Business Machines Corporation (hereinafter “Buyer”) and Brocade Communications Systems, Inc with offices at 1745 Technology Drive, San Jose, CA 95110 and Brocade Communications Switzerland, SarL, with an office located at 29 Route de l’Aeroport, Case Postale 105, CH-1215, Geneva 15, Switzerland (individually and collectively hereinafter “Supplier”). This SOW is effective beginning on August 12, 2005 (“Effective Date”). For the purposes of interpreting this SOW only, any conflicting, additional or different terms contained in this SOW will be deemed to supercede and replace those in the GA.
1.0 DEFINITIONS
“Documentation” is the user manuals and other technical or operating instructions related to, and generally delivered by Supplier with the Software.
“End of Life” or “EOL” means the date and process by which Supplier discontinues the manufacture of a Program.
“End User(s)” mean(s) Buyer’s end-user customer(s)
“Error” is a) a mistake, problem or defect that causes a Program to fail to meet its material specifications; or b) any incorrect or incomplete statement or diagram in the related documentation that causes a Program to be materially inaccurate or inadequate.
“General Availability” shall mean, with respect to a particular Program, the date on which such Program is available for purchase by members of the general public by Buyer and or by Buyer’s Authorized Third Party.
“Lead Time” means the minimum length of time prior to a specific delivery date that Supplier must receive a release against a purchase order from Buyer to ensure delivery by such date.
“Marketing Materials” are Program brochures, manuals, technical specification sheets, demonstration presentations, and other marketing sales literature provided by Supplier to Buyer for Buyers use in performance of marketing activities. Buyer’s use of Marketing Materials may include transmission of them through electronic marketing services.
“Programs” for purposes of this SOW are the current versions of Supplier software program entitled, “Brocade Fabric Manager 5.0” in object code form only, including Documentation, related materials, maintenance modifications, basic enhancements and any security devices or “locks” that are listed in Exhibit B to this Agreement.
“Program Support” is the Supplier’s service offerings for the Program provided by Supplier directly to an End User under Supplier’s standard support terms and conditions for such offerings, which terms and conditions are available for review at www.brocade.com/support and which Supplier support offerings are in turn offered for resale by Buyer to End Users or are purchased by an End User directly from Supplier.

Form Title: Agreement Title Form Owner: Global Procurement	Page 1 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
2. Territory
The territory for this Agreement shall consist [**] in which Buyer is directly or indirectly conducting business (“Territory”).
3. Grant of Rights
3.1 Resale of the Program. Supplier grants Buyer the [**] rights to distribute the Program as specified in the “Program License” in the GA, except that the parties agree that the Exhibit A to Amendment 2 to the GA is superseded and replaced with Exhibit A to this SOW #4 for purposes of this SOW and the rights granted in this Section 3.1. Notwithstanding the foregoing, the Programs may contain third-party software that is supplied with or incorporated into the Programs but that is subject to additional terms and conditions as provided in Section 3.2 of this SOW. Buyer agrees that Supplier may seek injunctive or other equitable relief to restrain breach of this Section 3.1, whether threatened or actual. Except as expressly authorized herein, Buyer will not (i) disassemble, decompile, or reverse translate any Program; or (ii) copy or otherwise reproduce any Program, in whole or in part; or (iii) remove, modify or otherwise tamper with any notice or legend on any Program or any labeling on any physical media containing a Program or portions thereof; or (iv) use Programs in any manner to provide time sharing, or other computer services to third parties (Not Allowed); or (v) create derivative works from, adapt, modify, change or enhance Programs without Supplier’s prior written consent; (vi) use, modify, enhance, copy or sublicense the Program except as explicitly authorized under the Program License in the GA; or (vii) make any warranties, representations, promises or commitments on behalf of Supplier without the prior written authorization of Supplier; or (viii) deliver Programs to End Users without Supplier’s End User Agreement attached hereto as Exhibit A. Buyer’s rights in the Program will be limited to those expressly granted in this SOW.
3.2 Third Party Software. Supplier may sublicense third party software to Buyer under terms different from those in Section 3.1, depending on the requirements of Supplier’s third party licenses. For example, Buyer will receive open source software under the applicable open source licenses and such software will be subject to all rights, terms, conditions, disclaimers, and limitations of these licenses. Supplier shall provide Buyer with access to all such licenses, via Supplier’s website located at http://www.brocade.com/ for such open source code included in a Program prior to delivery of such Program to Buyer.
3.3 Trademark License. For the term of this Agreement and accordance with the terms and conditions herein, Supplier grants Buyer a [**] license to use Supplier trademarks and trade names (“Trademarks”) for use in connection with the distribution, advertisement, promotion and marketing of Program (“Trademarks”), provided that every use is (i) in accordance with Supplier’s guidelines, which are available at Supplier’s website at http://www.brocade.com/news/productagreement.jhtml, as such guidelines may be amended from time to time with Supplier’s notice to Buyer; and (ii) truthful, fair, and not misleading; or

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 2 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
made with the approval, or at the direction, of Supplier; or based on or consistent with Supplier’s printed specifications or representations.
3.4 Trademark License Restrictions. Buyer (i) agrees to not challenge Supplier’s ownership or use of any Trademarks, or apply to register any Trademark or mark confusingly similar thereto; (ii) shall assign immediately to Supplier any rights, registrations, right of priority, and/or applications for any Trademark, together with all associated goodwill, which Buyer may acquire by operation of law or otherwise; and (iii) shall not incorporate any Trademarks in any Buyer product name, company name, trade name, or similar designation.
3.5 Government End Users. End User customers may include agencies or other units of a government, or third parties under contract with a government (“Public Sector”). Programs are, and shall be delivered as “commercial item(s),” as that term is defined at 48 C.F.R. 2.101 (Oct. 1995), consisting of “commercial computer software” and “commercial computer software documentation,” as such terms are used in 48 C.F.R. 12.212 (Sept. 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (June 1995) (or an equivalent provision, e.g., in supplements of various U.S. government agencies, as applicable), all U.S. Government end users acquire the Programs with only those rights set forth herein.
3.6 Buyer Internal Use. Supplier hereby grants Buyer the worldwide, non-transferable, non-exclusive right and license to use [**] Programs for marketing, sales demonstration purposes, education, qualification testing and training, at no charge. This license grant includes the ability for Buyer to: (a) use, store, transmit, execute, display or operate the Programs with a computer system; (b) use the documentation provided with the Programs in support of the use of the Programs; and (c) make a copy of the Programs and Documentation for archival purposes. Buyer’s internal use of the Programs shall be governed by the terms of this SOW and the terms of Supplier’s End User License Agreement.
3.7 Certificate of Originality. Supplier warrants at all times the accuracy of all statements in the attached completed Certificate of Originality. Supplier agrees to complete a new Certificate of Originality before modifying existing Programs or adding any new Programs, if any, to this Agreement.
3.8 No Implied Rights. This Agreement does not grant Buyer or its Affiliates any ownership of any rights in the Programs, or other intellectual property of Supplier.
4. Supplier’s Responsibilities
4.1 Delivery: All orders of the Program by Buyer are subject to acceptance by Supplier. Supplier agrees to deliver units of the Programs specified by Buyer in an order that has been accept by Supplier, and will use commercially reasonable efforts to meet Buyer’s requested delivery dates and quantities. Supplier will include a copy of the End User License with each unit of the Programs shipped. All shipments from Supplier will be directly to an End User location specified by the Buyer order, unless the parties mutually agree on a different ship to

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 3 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
address. Supplier will notify Buyer within [**] days of its receipt of Buyer’s order if Supplier cannot meet Buyer’s request, and will include a proposed alternate delivery schedule. Buyer can accept the proposed alternate delivery schedule or cancel the order without liability. Supplier agrees to electronically confirm to Buyer within [**] days the date Supplier’s Programs shipped to Buyer’s End Users, that includes IBM’s original order notice Supplier agrees to pay all transportation charges required for the shipment of the Programs to the location Buyer specifies, excluding duties, taxes, and local VAT. Title to the Programs remains with Supplier but title to media containing the Programs ordered under this SOW and risk of loss or damage will pass from Supplier to Buyer upon Supplier’s delivery of the Programs to the common carrier.
4.2 Product EOL Notice: Supplier represents that the Programs available to Buyer under this Agreement are always the most current release or version that is generally commercially available to Supplier End User customers. Supplier will give Buyer at least [**] notice prior to the EOL for the Program.
4.3 Marketing Materials: Supplier agrees to provide to Buyer at no additional charge, a [**] copies of the Marketing Materials related to the Programs. Supplier authorizes Buyer to alter the Marketing Materials solely to indicate that Buyer has the authority to market, price and license the Programs. Supplier also agrees to provide to Buyer a [**] copies of Supplier Programs for demonstration purposes, as provided for in this SOW and listed on Exhibit B.
4.4 Program Support: Supplier agrees to offer Program support services directly to End Users that are [**] Supplier generally offers to [**] customers for the Programs.
5. FORECASTS AND ORDERS
5.1 Orders. Buyer shall order units of the Programs by submitting written orders to Supplier. Every order placed by Buyer, (i) is subject to acceptance by Supplier and to Supplier’s standard lead times, not to exceed [**] days prior to the requested shipment date and forecast requirements; (ii) shall state the quantity, part number and description of the Program ordered, AAS order information, feature code / PID, requested delivery dates and shipping instructions; and (iii) may request delivery dates up to [**] days after the date on which Supplier receives the order. All orders placed for the part numbers referenced on Exhibit B shall be deemed to include the provisions of this SOW. All orders shipped against this SOW will be revenue generating, except for those licenses detailed in Section 3.6.
5.2 Conflict. Any terms and conditions of any order which are in addition to or inconsistent with the terms and conditions of this SOW will be deemed stricken from such order, notwithstanding any acknowledgment or acceptance of such order.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 4 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
5.3 Changes or Cancellation by Buyer. Buyer may cancel any purchase order for units of the Program, except within [**] days of the scheduled ship date. Should Buyer request a cancellation within the [**] day lead time, then the parties agree to work together in good faith to mitigate disposition of such order. Buyer may reschedule any purchase order for units of the Program, within that Program’s applicable lead-time. No modification or cancellation shall be effective without Supplier’s written confirmation of receipt of Buyer’s request.
5.4 Cancellation by Supplier. Supplier reserves the right to cancel any orders placed by Buyer and accepted by Supplier as set forth above, or to refuse or delay shipment thereof, if Buyer fails to comply with the terms and conditions of this SOW. Supplier reserves the right to discontinue the manufacture, sale or distribution of any or all units of the Programs at any time, with the required [**] notification, and to cancel any orders for such discontinued Programs without liability of any kind on the part of Supplier to Buyer or any third party. No such cancellation, refusal or delay will be deemed a termination (unless Supplier so advises Buyer) or breach of this Agreement by Supplier.
5.5 Sales Forecast. Buyer will provide Supplier with a non-binding but good faith, rolling, [**] forecast of its Program sales, on a [**] basis.
5.6 Right of Return: Buyer may receive a credit for any unused or uninstalled Programs from Supplier, in the event such Program(s) are either physically returned or certified destroyed to Supplier within [**] days of shipment. This right will be limited to [**] of the total number of Programs shipped by Supplier within the prior monthly payment period.
6. Payment
6.1 Payment Terms: Buyer agrees:
(a)	the obligation to make payment to Supplier is based upon shipment of the Program to the End User by Supplier.

(b)	to pay the total price, indicated in Exhibit B, for shipped Programs, in U.S. dollars net [**]from the end of the standard monthly payment period, pursuant to the provisions of Section 6.2 below.

(c)	send payments to Supplier via electronic funds transfer; and

(d)	provide a reconciliation of Supplier’s shipments versus payment at the end of each monthly payment period. The reconciliation will identify individual shipment detail.
6.2 Payment Deferral Rights: Buyer, may at its sole option, defer payment of any Program, shipped by Supplier during the last [**] days of each month, until the next monthly payment cycle. However, The parties expressly acknowledge that such deferral does not effect Buyer’s obligation for final payment to Supplier. Any Program shipped, and for which payment is

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 5 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
deferred to the next monthly payment period, shall be paid for in that next monthly payment period or returned to the Supplier, subject to Buyer’s Right of Return in Section 5.6. All units of the Program shall be deemed accepted upon receipt.
6.3 In the event Buyer offers an End User a special discount (e.g. Special Bids), Buyer may request a different Buyer Price for such transaction. If Supplier agrees to such different Buyer Price, Supplier will provide to Buyer in writing (via DDO Form / LOA process) Supplier approval to adjust the Buyer Price.
6.4 Supplier agrees to give Buyer the benefit of any price decreases Supplier offers for Products not yet shipped by Brocade from the date a price decrease becomes effective. In the event Buyer finds it necessary to reduce its published list price for the Products, Buyer may request a lower Buyer Price. If Supplier agrees to any such lower Buyer Price, Supplier will provide to Buyer in writing (to include either electronic mail or a facsimile transmission) Supplier approval to adjust the Buyer Price.
6.5 Supplier agrees to give Buyer prior written notice of any changes to Supplier list price for the Products. The parties will sign an amendment to this Agreement indicating the new Buyer Price.
6.6 Audit Rights. Buyer agrees to maintain, in accordance with U.S. generally accepted accounting principles, account records for the current year plus the previous calendar year that are necessary to ascertain Buyer’s compliance with the terms and conditions under this SOW, and shall make such records available for examination and audit by Supplier and/or its auditors or agents. Supplier will have the right to audit such records during normal business hours upon [**] notice to Buyer. In the event that an audit discloses any under-payment, the total amount so determined will be promptly credited to the account of Supplier or paid to Supplier upon demand. Nothing in this paragraph is intended to preclude any other remedies that Supplier may have as a result of any such payment discrepancy. To the extent the audit reveals an under-payment of [**] or more, based on the payment provisions of Section 6.1 above, then Buyer shall pay for the cost of the audit.
7. Taxes
Supplier will ensure that the Prices do not include any sales, use or other similar taxes that do not apply to Buyer as a reseller of Programs and/or Services. As may be necessary from time to time, the parties agree to negotiate in good faith to establish the terms and conditions for all legal, regulatory and administrative requirements, in addition to all associated duties and fees, associated with importation of Programs into the country where the Program is received by Buyer, which terms will be incorporated into this Agreement when signed by both parties. Supplier’s invoices shall state applicable taxes owed by the Buyer, if any, by tax jurisdiction and with a proper breakdown between taxable and non-taxable Programs and Services. Supplier shall remit such tax payments to the appropriate jurisdiction. Supplier agrees to use its commercially reasonable efforts to properly calculate any applicable Taxes at the time of

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 6 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
invoice. Supplier and Buyer agree to cooperate to minimize any applicable Taxes, including reasonable notice and cooperation in connection with any audit. Any incremental taxes shall be Supplier’s responsibility. If Buyer provides certification of an exemption from Tax or reduced rate of Tax imposed by an applicable taxing authority, then Supplier shall not invoice for nor pay over any such Tax unless and until the applicable taxing authority assesses such Tax, at which time Supplier shall invoice and Buyer shall pay any such Tax that is legally owed.
Buyer shall withhold taxes, if required under the law to be withheld on payments made to Supplier hereunder and shall be required to remit to Supplier only the net proceeds thereof. Buyer shall remit the taxes withheld to the appropriate government authority and agrees to provide Supplier in a timely manner with properly executed documentation or other information or receipts or certificates evidencing Buyers payment of any such withholding tax.
8. Notices.
Any notice required or permitted under this Agreement will be sent to the representative named below, and shall be effective upon receipt as demonstrated by reliable written confirmation (for example, certified mail receipt, courier receipt, facsimile receipt confirmation sheet.) Each party will notify the other if their representative changes.

Buyer’s Representative:	Supplier Representative:
IBM	Brocade Communications Systems, Inc
3039 Cornwallis Road	1745 Technology Drive
RTP, NC 27709	San Jose, CA 95110
Attn: Rob Tice, OEM Procurement GCM	Attention: Ric Pepe, Vice President, OEM
Sales and
Channel Development
1-408-333-8000

Copy to: General Counsel
9. Program Warranty.
Notwithstanding the provisions of Section 6.1 of the GA, all warranties for the Programs, if any, shall be given directly to End Users by Supplier, and Supplier specifically disclaims all Program warranties to Buyer for the products, whether express, implied, or otherwise.

AGREED TO:	AGREED TO:
International Business Machines Corporation	Brocade Communications Systems, Inc.

By: /s/ Robert J. Tice	By: /s/ Ian Whiting

Form Title: Agreement Title Form Owner: Global Procurement	Page 7 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050

Print Name	Print Name

OEM Procurement	VP Worldwide Sales

Print Title

8/25/05	8/12/05

Date	Date
AGREED TO:
Brocade Communications Switzerland, SarL.

By:	/s/ Ulrich Plechschmidt

Ulrich Plechschmidt

Print Name

Director, EMEA & LATAM

Print Title

8/15/05

Date

Form Title: Agreement Title Form Owner: Global Procurement	Page 8 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
Exhibit A — End User License
BROCADE END USER LICENSE AGREEMENT
Single User License. Subject to the terms and conditions of this Agreement and payment of the applicable license fees, Brocade Communications Systems, Inc. (“Brocade”) and its suppliers grant to Brocade (“End User”) a non-exclusive, non-transferable license to use the Software in object code form solely for the purpose of operating Brocade storage area networking switches and solely on the number of Brocade storage area networking switches and on the number of servers for which End User is licensed to use this Software. End User may make such backup copies of the Software as may be necessary for End User’s lawful use, provided End User affixes to such copies all trademark, copyright, patent, and notices of other proprietary rights that appear on the original.
Limitations. Except as otherwise expressly provided in this Agreement, End User shall have no right, and End User specifically agrees not to, and not to permit third parties to: (i) modify, adapt, change, enhance or create derivative works based upon the Software; (ii) copy, or otherwise reproduce the Software in whole or in part; (iii) decompile, translate, reverse engineer, disassemble or otherwise reduce the Software to human-readable form, except to the extent expressly permitted under local law; (iv) use the Software on any Brocade storage area networking switches in excess of the maximum number of Brocade storage area networking switches and servers for which End User is licensed; or v) remove, modify or otherwise tamper with any notice or legend on any labeling on any physical media containing the Software. End-User’s rights in the Software will be limited to those expressly granted herein.
Upgrades and Additional Copies. For purposes of this Agreement, “Software” shall also include any upgrades, updates, bug fixes or modified versions (“Upgrades”) provided to End User by Brocade or an authorized distributor, along with any backup copies of the Software, and for which End User had paid the applicable license and support and maintenance fees. Notwithstanding the foregoing, End User acknowledges and agrees that Brocade and its resellers and distributors shall have no obligation to provide any Upgrades. If Upgrades or additional copies of the Software are provided, End User acknowledges and agrees that it has no license or right to use such additional copies or Upgrades unless End User, at the time of acquiring such copy or Upgrade, already holds a valid license and the corresponding software keys to the original Software for the applicable number of copies, and is subject to a then-current Software support and maintenance program with Brocade or its authorized distributor.
Third Party Software. Certain components of the Software may incorporate “open source” software. Such software is subject to the applicable open source license (e.g., GNU General Public License) and is not subject to this Agreement. To obtain a copy of the source code and applicable licensing terms for the open source software used by Brocade, please see http://www.brocade.com/support/oscd.jsp.

Form Title: Agreement Title Form Owner: Global Procurement	Page 9 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
No Support. Brocade may, but is not required to, provide technical support for this Software. Technical Support may be provided on either; a time and material basis or under the terms of a separate Maintenance and Support Agreement.
Security Notice. Software may include security features that End User can use, along with other security tools, to implement increased security in End User’s storage area network (“SAN”). However, use of the security features of the Software does not guarantee the security of End User’s SAN or overall network. There are numerous factors that affect the security of a SAN, including, without limitation, correct installation and setup of the security features of Software and all related requirements, correctly configured security policies, selection of hardware and software (including network security tools), correct installation, configuration, and maintenance of the hardware and software, the interoperability of the various components of End User’s SAN and End User’s network, and a physically and electronically secure operating environment. In addition, Software may utilize digital certificates in connection with its access control features. Although digital certificates are a useful authentication security measure that improves overall security, they do not guarantee authenticity or security. To help End User evaluate the digital certificate functionality of Software, End User can obtain details from the Certification Practices Statement, which is included with the documentation End User received with this product or which End User can view at http://www.switchkeyactivation.com/cps. In designing the security of End User’s SAN, it is End User’s responsibility to evaluate all of these factors to ensure End User’s SAN meets End User’s security requirements. End User’s experience may vary based on these and other factors. End User’s use of Software, including the digital certificates, is subject to and governed by the terms of this license agreement and to End User’s compliance with the policies and procedures for the use of the security features of Software and digital certificates, which may be made available to End User by Brocade from time to time. If Brocade becomes aware of a breach of the security of its digital certificate infrastructure, Brocade reserves the right to re-issue digital certificates. In that event, End User will be required to submit new certificate signing requests and install reissued certificates across End User’s SAN. End User should plan for any network disruption that this may cause. END USER ACKNOWLEDGES THAT END USER HAS ACCESS TO SUFFICIENT INFORMATION TO ENSURE THAT END USER CAN MAKE AN INFORMED DECISION AS TO THE EXTENT TO WHICH END USER CHOOSES TO RELY ON DIGITAL CERTIFICATES AND OTHER SECURITY FEATURES IN SOFTWARE (“SECURITY”).
Disclaimer of Warranty. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BROCADE PROVIDES THE SOFTWARE “AS IS” WITHOUT WARRANTY OF ANY KIND. BROCADE DOES NOT WARRANT THAT THE SOFTWARE IS ERROR FREE OR THAT END USER WILL BE ABLE TO OPERATE THE SOFTWARE WITHOUT PROBLEMS OR INTERRUPTIONS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BROCADE AND ITS SUPPLIERS, DISTRIBUTORS, AND RESELLERS DISCLAIM ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, AND SATISFACTORY QUALITY OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE.

Form Title: Agreement Title Form Owner: Global Procurement	Page 10 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
Limitation of Liability. End-User acknowledges that the Software is not designed, manufactured or intended for use in connection with the design, construction, maintenance, and/or operation of any system where a failure of such system could result in a situation that threatens the safety of human life. Except as otherwise provided herein, Brocade shall not be liable to End-User, in whole or in part, for any claims or damages arising from such use, or resale to End-User by a third party for such purposes, and End-User agrees to indemnify, defend (with counsel approved in writing in advance by Brocade) and hold Brocade harmless against any claims for cost, damage, expense (including reasonable attorneys’ fees) or liability arising out of or in connection with any such use.
EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LOCAL LAW, IN NO EVENT WILL BROCADE OR ITS SUPPLIERS, RESELLERS, OR DISTRIBUTORS BE LIABLE FOR ANY LOST REVENUE, PROFIT, OR DATA, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE EVEN IF BROCADE OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL BROCADE’S OR ITS SUPPLIERS’, RESELLERS’, OR DISTRIBUTORS’ TOTAL LIABILITY TO END USER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EXCEED THE PRICE PAID BY END USER. THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF THE ABOVE-STATED WARRANTY FAILS OF ITS ESSENTIAL PURPOSE. BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW LIMITATION OR EXCLUSION OF CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO END USER.
Proprietary Rights. End-User acknowledges that the Software is the proprietary/confidential information of Brocade and any unauthorized disclosure to a third party constitutes a material breach of this Agreement. The Software, including all intellectual property rights therein, is and will remain the sole and exclusive property of Brocade or its suppliers.
Term and Termination. This Agreement is effective until terminated. End User’s license rights under this Agreement will terminate immediately without notice from Brocade if End User fails to comply with any provision of this Agreement. Upon termination, End User must destroy all copies of Software and the corresponding software keys in its possession or control and certify such destruction in writing to Brocade or its authorized distributor.
Compliance With Law. Each party agrees to comply with all applicable laws, rules and regulations in connection with its activities under this Agreement. Without limiting the foregoing, End User acknowledges and agrees that the Software, including technical data, is subject to United States export control laws, including the United States Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. End User agrees to comply strictly with all such regulations and acknowledges that End User has the responsibility to obtain licenses to export, re-export, or import the Software.
Restricted Rights. The Software under this Agreement is commercial computer software as that term is described in 48 C.F.R. 252.227-7014(a)(1). If acquired by or on behalf of a civilian agency, the U.S. Government acquires this commercial computer software and/or commercial

Form Title: Agreement Title Form Owner: Global Procurement	Page 11 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
computer software documentation subject to the terms of this Agreement as specified in 48 C.F.R. 12.212 (Computer Software) and 12.211 (Technical Data) of the Federal Acquisition Regulations (“FAR”) and its successors. If acquired by or on behalf of any agency within the Department of Defense (“DOD”), the U.S. Government acquires this commercial computer software and/or commercial computer software documentation subject to the terms of this Agreement as specified in 48 C.F.R. 227.7202-3 of the DOD FAR Supplement (“DFAR”) and its successors.
General. This Agreement will bind and inure to the benefit of each party’s successors and assigns, provided that End User may not assign or transfer this Agreement, in whole or in part, without Brocade’s written consent. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States of America, as if performed wholly within the state and without giving effect to the principles of conflict of law. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights. If any portion hereof is found to be void or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect. This Agreement is the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter.

Form Title: Agreement Title Form Owner: Global Procurement	Page 12 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
EXHIBIT B
PRODUCT DESCRIPTION AND PRICE LIST

IBM
Feature	Brocade Product		Total	[**]
Code	SKU	Description	Price [**]	Maintenance
[**]	[**]	IB,FABRIC MANAGER 5.X- ENT W/1 YR STD SUPPORT	[**]	[**]
[**]	[**]	IB,FABRIC MANAGER 5.X- 4.X ENT UPGR W/1 YR STD SUPPORT	[**]	[**]
[**]	[**]	IB,FABRIC MANAGER 5.X- ENT W/3 YR STD SUPPORT	[**]	[**]
[**]	[**]	IB,FABRIC MANAGER 5.X- 4.X ENT UPGR W/3 YR STD SUPPORT	[**]	[**]
NOTE:
1)	The price listed in the Total Price column of this price list [**]

2)	End User’s may purchase Program Support directly from Supplier [**].

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 13 of 14	Form Release: 8/98 Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW4 # 4905RL2050
CERTIFICATE OF ORIGINALITY
Attachment — Certificate of Originality

You may use this questionnaire to cover on complete Product, event if that Product includes multiple modules.
Please do not leave any questions blank. Write “not applicable” or “N/A” if a question is not relevant to the furnished software material. Depending on your responses, IBM may require additional information.
1) Please identify the software material including version, release, and modification numbers for programs and any documentation.

2) Was any portion of the software material written by anyone other than you or your employees within the scope of their employment?
Yes _____ No _____
If YES, provide, as an attachment, the following information:
A) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:
(i) Specify for each involved party the name, address and citizenship;
(ii) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company’s employees within the scope of their employment);
(iii) If the party is an individual, did he/she create the software material while employed by or under contractual relationship with another party?
Yes _____ No _____
If YES, provide name and address of the other party and explain the nature of the contractual relationship:

B) How did you acquire title to the software material written by the other party?

3) Are any copyright, confidentiality, or proprietary notice(s) present on the software material(s)?
Yes ___ No ___
If YES, please describe such notice(s):
4) Was any portion of the software material (e.g., Code, associated documentation, etc.) derived from preexisting works (either yours or a third party’s), including any code from freeware, shareware, electronic bulletin boards, or the Internet?
Yes _____ No _____
If YES, please identify the material, author, owner and copyright notice, if any, for each of the preexisting materials:

5) Does any of the software material (e.g., Code, associated documentation) include recognizable voice, pictures, icons or other licenses?
Yes ___No ___
If YES, how did you acquire the rights to use such recognizable voices, pictures, icons and other licensees?

6) Provide as an attachment, an explanation of any other circumstance which might affect IBM’s ability to reproduce, distribute and market this software material, including whether your software material was prepared from any preexisting materials which have any: (a) confidentiality or trade secret restrictions to others; (b) known or possible royalty obligations to others; (c) used other preexisting materials developed for another party or customer (including government) where you may not have retained full rights to such other preexisting materials.
7) You recognize that, for copyright registration or enforcement of legal rights relating to the furnished software material, IBM may need you to produce additional information related to the software material. You hereby agree to cooperate with IBM and provide such information to IBM at IBM’s request. As an authorized representative of your company, you hereby certify him above to be true and accurate.

By:

(Authorized Signature)

Name:

(Type or Print)	(Date)

Title:

Form Title: Agreement Title Form Owner: Global Procurement	Page 14 of 14	Form Release: 8/98 Revision: 05/02